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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion of our reports dated February 7, 2002, included in Knology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001 as well as the incorporation by reference of such reports into the Company's previously filed Registration Statement File No. 333-34540.


/s/ Arthur Andersen LLP

Atlanta, Georgia
March 27, 2002